QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 16, 2001

Washington Mutual, Inc.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-14667 (Commission File Number)	91-1653725 (I.R.S. Employer Identification No.)

1201 Third Avenue, Seattle, Washington (Address of principal executive offices)		98101 (Zip Code)

(206) 461-2000
(Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

    On October 16, 2001, Washington Mutual, Inc. issued a press release reporting its results of operations during the three and nine months ended September 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

    99.1
    Press release dated October 16, 2001 reporting results of operations during the three and nine months ended September 30, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: October 17, 2001	By:	/s/ ROBERT H. MILES Robert H. Miles Senior Vice President and Controller (Principal Accounting Officer)

QuickLinks

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES